UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2024
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
On March 14, 2024, Tilly's, Inc. (the "Company") issued an earnings press release for the fourth quarter and full year ended February 3, 2024. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financials Statements and Exhibits
The following exhibits are being furnished herewith.

(d)    Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of Tilly's, Inc., dated March 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: March 14, 2024	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer